Fees Summary	Sep. 29, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 2,562.02
Total Fee Amount	2,562.02
Total Transaction Valuation	16,734,279.31
Total Offset Amount	0
Net Fee	$ 0